SCHEDULE 14A
                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant:        Yes.

Filed by a Party other than the Registrant:  No.

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                              RIVER VALLEY BANCORP
                (Name Of Registrant As Specified In Its Charter)
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
         and 0-11
         (1)      Title of each class of securities to which transaction
                  applies:             N/A
         (2)      Aggregate number of securities to which transaction
                  applies:             N/A
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and
                  state how it was determined):     N/A
         (4)      Proposed maximum aggregate value of transaction:     N/A
         (5)      Total fee paid:
[ ]      Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
         Schedule and the date of its filing.       N/A
         (1)      Amount Previously Paid:
         (2)      Form, Schedule or Registration Statement No.:
         (3)      Filing Party:
         (4)      Date Filed:

                              River Valley Bancorp
                                303 Clifty Drive
                                  P.O. Box 626
                             Madison, Indiana 47250
                                 (812) 273-4949

                    ----------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    ----------------------------------------

                           To Be Held On June 23, 1997



     Notice is hereby given that the Annual Meeting of Shareholders of River Valley Bancorp (the "Holding Company") will be held at the Holding Company's office at 303 Clifty Drive, Madison, Indiana, on Monday, June 23, 1997, at 3:00 p.m., Eastern Standard Time.

     The Annual Meeting will be held for the following purposes:

     1. Election of Directors. Election of all seven of the directors of the Holding Company to serve staggered terms with terms expiring in 1998, 1999 and 2000.

     2. Approval of Stock Option Plan. Approval and ratification of the River Valley Bancorp Stock Option Plan (the "Option Plan").

     3. Approval of Recognition and Retention Plan and Trust. Approval and ratification of the River Valley Bancorp Recognition and Retention Plan and Trust (the "RRP").

     4. Other Business. Such other matters as may properly come before the meeting or any adjournment thereof.

     Shareholders of record at the close of business on May 6, 1997, are entitled to vote at the meeting or any adjournment thereof.

     We urge you to read the enclosed Proxy Statement carefully so that you may be informed about the business to come before the meeting, or any adjournment thereof. At your earliest convenience, please sign and return the accompanying proxy in the postage-paid envelope furnished for that purpose.

     A copy of our Annual Report for the fiscal year ended December 31, 1996, is enclosed. The Annual Report is not a part of the proxy soliciting material enclosed with this letter.



                                             By Order of the Board of Directors


                                             /s/ James E. Fritz
                                             James E. Fritz, President


Madison, Indiana
May 12, 1997



IT IS IMPORTANT THAT THE PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                              River Valley Bancorp
                                303 Clifty Drive
                                  P.O. Box 626
                             Madison, Indiana 47250
                                 (812) 273-4949

                                 PROXY STATEMENT
                                       FOR

                         ------------------------------
                         ANNUAL MEETING OF SHAREHOLDERS
                         ------------------------------

                                  June 23, 1997

     This Proxy Statement is being furnished to the holders of common stock, without par value (the "Common Stock"), of River Valley Bancorp (the "Holding Company"), an Indiana corporation, in connection with the solicitation of proxies by the Board of Directors of the Holding Company to be voted at the Annual Meeting of Shareholders to be held at 3:00 p.m., Eastern Standard Time, on June 23, 1997, at the Holding Company's office at 303 Clifty Drive, Madison, Indiana, and at any adjournment of such meeting. The principal assets of the Holding Company consist of 100% of the issued and outstanding shares of common stock, $.01 par value per share, of Madison Federal Savings and Loan Association (the "Thrift") and 97% of the common stock, $8.00 par value per share, of Citizens National Bank of Madison (the "Bank"). This Proxy Statement is expected to be mailed to the shareholders of the Holding Company on or about May 12, 1997.

     The proxy solicited hereby, if properly signed and returned to the Holding Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted for each of the matters described below and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies.

     Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Holding Company written notice thereof (Lonnie D. Collins, 303 Clifty Drive, P.O. Box 626, Madison, Indiana 47250), (ii) submitting a duly executed proxy bearing a later date, or (iii) by appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Only shareholders of record at the close of business on May 6, 1997 ("Voting Record Date"), will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 1,190,250 shares of the Common Stock issued and outstanding, and the Holding Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the Annual Meeting. The holders of over 50% of the outstanding shares of Common Stock as of the Voting Record Date must be present in person or by proxy at the Annual Meeting to constitute a quorum. In determining whether a quorum is present, shareholders who abstain, cast broker non-votes, or withhold authority to vote on one or more director nominees will be deemed present at the Annual Meeting.

     The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of May 6, 1997, by each person who is known by the Holding Company to own beneficially 5% or more of the Common Stock. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

                                              Number of Shares
          Name and Address                     of Common Stock          Percent
       of Beneficial Owner(1)                Beneficially Owned        of Class
   -------------------------------           ------------------        ---------
   Jeffrey L.  Gendell
   Tontine Partners, L.P.
   31 West 52nd Street, 17th Floor
   New York, NY 10019                           118,000 (1)(2)           9.9%

   First Bankers Trust Company
   1201 Broadway
   Quincy, IL 62301                              95,220 (3)              8.0%

(1) The information in this chart is based on Schedule 13D and 13G Report(s) filed by the above-listed person(s) with the Securities and Exchange Commission (the "SEC") containing information concerning shares held by them. It does not reflect any changes in those shareholdings which may have occurred since the date of such filings.

(2) These shares are held by Tontine Partners, L.P., a Delaware limited partnership. Tontine Management, L.L.C. is its general partner and Mr. Gendell is the managing member of the general partner. These persons share voting and investment power with respect to the shares.

(3) These shares are held by the Trustee of the River Valley Bancorp Employee Stock Ownership Plan and Trust (the "ESOP"). The Employees participating in that Plan are entitled to instruct the Trustee how to vote shares held in their accounts under the Plan. Unallocated shares held in a suspense account under the Plan are required under the Plan terms to be voted by the Trustee in the same proportion as allocated shares are voted. Prior to the initial allocation of shares, the ESOP shares will be voted by the ESOP committee.

                       PROPOSAL I -- ELECTION OF DIRECTORS

     The Board of Directors consists of seven members. The By-Laws provide that the Board of Directors is to be divided into three classes as nearly equal in number as possible. The members of each class are to be elected for a term of three years and until their successors are elected and qualified. One class of directors is to be elected annually. Since this is the first Annual Meeting of Shareholders following the organization of the Holding Company, it is necessary to elect all of the directors for the terms set forth below.

     Unless otherwise directed, each proxy executed and returned by a shareholder will be voted for the election of the nominees listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxy holders will nominate and vote for a replacement nominee recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why the nominees listed below may not be able to serve as directors if elected.

     The following table sets forth certain information regarding the nominees for the position of director of the Holding Company, including the number and percent of shares of Common Stock beneficially owned by such persons as of the Voting Record Date. Unless otherwise indicated, each nominee has sole investment and/or voting power with respect to the shares shown as beneficially owned by him. No nominee for director is related to any other nominee for director or executive officer of the Holding Company by blood, marriage, or adoption, and there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected. The table also sets forth the number of shares of Holding Company Common Stock beneficially owned by Robert D. Hoban, one of the Holding Company's executive officers, and by all directors and executive officers of the Holding Company as a group.

                                                                        Common Stock
                              Expiration of        Director of the      Beneficially
                                 Term as               Holding           Owned as of                Percentage
       Name                     Director            Company Since        May 6, 1997                of Class(1)
--------------------          -------------         -------------        --------------           -------------
Director Nominees
Robert W.  Anger                  2000                  1996                2,800  (2)               .24%
Jonnie L.  Davis                  1998                  1997                  500  (3)               .04%
Cecil L.  Dorten                  1998                  1996               20,000  (3)              1.68%
James E.  Fritz                   2000                  1996                8,395                    .71%
Michael J.  Hensley               1999                  1996                5,000  (3)               .42%
Earl W.  Johann                   1998                  1996                8,828                    .74%
Fred W.  Koehler                  1999                  1996               20,000                   1.68%
Executive Officer
Robert D. Hoban                                                             1,185                    .10%
All directors and
executive officers
as a group (14 persons)                                                    96,815                   8.13%

(1) Based upon information furnished by the respective director nominees. Under applicable regulations, shares are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares the power to vote or dispose of the shares, whether or not she has any economic power with respect to the shares. Includes shares beneficially owned by members of the immediate families of the directors residing in their homes.

(2)      Of these shares, 1,000 are held jointly by Mr. Anger and his spouse.

(3)      These shares are held jointly by the director and his or her spouse.

     Presented below is certain information concerning the director nominees of the Holding Company:

         Robert W. Anger (age 59) has served as the Thrift's Vice President -- Lending since August, 1995. Prior to that, Mr. Anger served as the Thrift's President and Chief Executive Officer.

         Jonnie L. Davis (age 62). From July, 1995 to August 1996, she served as an administrative assistant with Fewel, Pettitt and Bender, a surveying firm in Madison, Indiana. From July 1994 to July 1995, Ms. Davis served as an accounting clerk for Stockdale Motors, an automobile retailer in Madison, Indiana. From April 1984 to December 1994, Ms. Davis served as a bookkeeping clerk for D&B Enterprises, a partnership involved in owning and operating apartment complexes and other nonresidential real estate ventures. From September 1991 to June 1993, Ms. Davis served as a Vice President and Assistant to the President and performed all accounting and financial functions for the Gust. K. Newberg Company, a general construction contractor in Madison, Indiana.

         Cecil L. Dorten (age 52) has served as the President of Ohio Valley Contractors, Inc., a highway and utility contracting firm, since 1983, and is a Major General in the Indiana National Guard.

         James E. Fritz (age 34) has served as the Thrift's President and Chief Executive Officer since August, 1995. Prior to that Mr. Fritz served as the Chief Financial Officer of First Federal Savings Bank of Kokomo until January, 1995, and as a consultant to National City Corporation from January, 1995 to August, 1995.

         Michael J.  Hensley (age 41) has  practiced  law since  January,  1989.
Prior to that, Mr. Hensley served as a Compliance Officer, Assistant Trust Officer and the General Counsel to The Madison Bank & Trust Company from 1980 to January, 1989.

         Earl W. Johann (age 65) has served as the President and Chairman of the Board of Madison Distributing Co. since 1979.

         Fred W. Koehler (age 56) is the former owner of Koehler Tire Co., a tire and automotive parts store in Madison, Indiana, and is the Auditor for Jefferson County.

         THE DIRECTORS SHALL BE ELECTED UPON RECEIPT OF A PLURALITY OF VOTES CAST AT THE ANNUAL SHAREHOLDERS MEETING. PLURALITY MEANS THAT INDIVIDUALS WHO RECEIVE THE LARGEST NUMBER OF VOTES CAST ARE ELECTED UP TO THE MAXIMUM NUMBER OF DIRECTORS TO BE CHOSEN AT THE MEETING. ABSTENTIONS, BROKER NON-VOTES, AND INSTRUCTIONS ON THE ACCOMPANYING PROXY TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES WILL RESULT IN THE RESPECTIVE NOMINEE RECEIVING FEWER VOTES. HOWEVER, THE NUMBER OF VOTES OTHERWISE RECEIVED BY THE NOMINEE WILL NOT BE REDUCED BY SUCH ACTION.

The Board of Directors and its Committees

     During the fiscal year ended December 31, 1996, the Board of Directors of the Holding Company acted by written consent or held meetings four times. No director attended fewer than 75% of the aggregate total number of meetings during the last fiscal year of the Board of Directors of the Holding Company held while he served as director and of meetings of committees which he served during that fiscal year. The Board of Directors of the Holding Company has an Audit Committee and a Stock Compensation Committee, among its other Board Committees. All committee members are appointed by the Board of Directors.

     The   Audit   Committee,    comprised   of   all   directors   except   the
employee-directors, James E. Fritz and Robert W. Anger, recommends the appointment of the Holding Company's independent accountants, and meets with them to to outline the scope and review the results of such audit. The Audit Committee did not meet during the fiscal year ended December 31, 1996.

     The Stock Compensation Committee administers the Option Plan and the RRP which are being submitted to a vote of the shareholders at the Annual Meeting. The members of that Committee are all directors except the employee directors, James E. Fritz and Robert W. Anger. It did not meet during fiscal 1996 because the plans were not adopted until April 29, 1997.

     The Board of Directors of the Holding Company nominated the slate of directors set forth in the Proxy Statement. Although the Board of Directors of the Holding Company will consider nominees recommended by shareholders, it has not actively solicited recommendations for nominees from shareholders nor has it established procedures for this purpose. Directors must satisfy certain qualification requirements set forth in the Holding Company's By-Laws. Article III, Section 12 of the Holding Company's By-Laws provides that shareholders entitled to vote for the election of directors may name nominees for election to the Board of Directors but there are certain requirements that must be satisfied in order to do so. Among other things, written notice of a proposed nomination must be received by the Secretary of the Holding Company not less than 120 days prior to the Annual Meeting; provided, however, that in the event that less than 130 days' notice or public disclosure of the date of the meeting is given or made to shareholders (which notice or public disclosure includes the date of the Annual Meeting specified in the Holding Company's By-Laws if the Annual Meeting is held on such date), notice must be received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made.

Management Remuneration and Related Transactions

     Remuneration of Named Executive Officer

     During the fiscal year ended December 31, 1996, no cash compensation was paid directly by the Holding Company to any of its executive officers. Each of such officers was compensated by the Thrift or the Bank.

     The following tables set forth information as to annual, long term and other compensation for services in all capacities to the President and Chief Executive Officer of the Holding Company for the two fiscal years ended December 31, 1995 and 1996, and to the President and Chief Executive Officer of the Bank (the "Named Executive Officers"). There were no other executive officers of the Holding Company, as of December 31, 1996, who earned over $100,000 in salary and bonuses during the fiscal year ended December 31, 1996.

                                                                       Summary Compensation Table
                                                              Annual Compensation
                                                -------------------------------------------------
     Name and Principal          Fiscal                                           Other Annual            All Other
          Position                Year            Salary             Bonus       Compensation(3)        Compensation
          --------                ----            ------             -----       ---------------        ------------
James E. Fritz, President and     1996           $  72,200 (2)      $3,900             --                    --
   Chief Executive Officer        1995           $  28,388 (1)(2)   $2,539             --                    --
   of the Thrift
Robert D. Hoban, President and    1996           $100,000            ____              --                $6,000 (4)
   Chief Executive Officer        1995           $100,000            ____              --                $6,000 (4)
   of the Bank
------------

(1) Mr. Fritz joined the Thrift as President and Chief Executive Officer in August, 1995.
(2)      Includes directors fees.
(3) Each of Mr. Fritz and Mr. Hoban received certain perquisites, but the incremental cost of providing such perquisites did not exceed the lesser of $50,000 or 10% of his salary and bonus.
(4)      Constitutes matching contributions made by the Bank to the 401(k) Plan.

     Stock Options

     No stock options were granted during fiscal 1996 to, or held as of December 31, 1996 by, the Named Executive Officers. For information concerning grants of stock options made in fiscal 1997, including a grant of a stock option for 14,283 shares of the Common Stock to James E. Fritz and a stock option for 11,903 shares of the Common Stock to Robert D. Hoban, see "Proposal II--Stock Option Plan."

     Employment Contracts

     Effective January 1, 1996, the Thrift entered into an employment agreement with James E. Fritz, the Thrift's President and Chief Executive Officer, and the Bank entered into an employment agreement with Robert D. Hoban, the Bank's President and Chief Executive Officer. The agreements are for a three-year term and extend annually for an additional one-year term to maintain their three-year term if the employer's Board of Directors determines to so extend it. Under the agreements, the employees receive an initial annual salary equal to their current salary subject to increases approved by the Board of Directors. The agreements also provide, among other things, for the employees' participation in other bonus and fringe benefit plans available to other employees. The employees may terminate their employment upon ninety (90) days' prior written notice to their employer. The employers may discharge the employees for just cause (as defined in the agreement) at any time or in certain events specified by applicable law or regulations. If the employers terminate the employees' employment for other than just cause or the employees are constructively discharged and such termination does not occur within twelve months after a change in control of the employers or the Holding Company, the agreement provides for the employees' receipt of a lump-sum or periodic payment of an amount equal to the sum of (A) their base salary through the end of the then-current term, plus (B) their base salary for an additional twelve-month period, plus (C) in the employees' sole discretion and in lieu of continued participation in their employers' fringe benefit plans, cash in an amount equal to the cost of obtaining all health, life, disability and other benefits in which the employees would otherwise be eligible to participate. In the event the employers terminate the employees' employment for other than just cause or the employee is constructively discharged within twelve months following a change in control of the employer or the Holding Company, the agreement provides for the employee's receipt of a lump-sum payment of an amount equal to the difference between (A) the product of 2.99 times his "base amount" (as defined in Section 280G(b)(3) of the Code) and (B) the sum of any other parachute payments, as determined under Section 280G(b)(2) of the Code. If the payments provided for under the agreement, together with any other payments made to the employees by the employer, are determined to be payments in violation of the "golden parachute" rules of the Code, such payments will be reduced to the largest amount which would not cause the employer to lose a tax deduction for such payments under those rules. As of the date hereof, the cash compensation that would be paid to the employees under the agreements if such agreements were terminated after a change in control of the employers would be $224,250 for Mr. Fritz and $299,000 for Mr. Hoban.

Special Termination Agreements

         Effective as of December 20, 1996, the Thrift and the Bank entered into Termination Agreements with certain of their employees (the "Covered Employees"). The Termination Agreements have terms of one year, subject to annual extension by the Board of Directors of the Thrift or the Bank, and provide that upon the termination of a Covered Employee's employment by the employer for other than cause or by the Covered Employee for constructive termination, within 18 months after December 20, 1996 or within 12 months following a "change in control" (as defined in the Termination Agreements) which occurs during the term of the applicable Termination Agreement, such Covered Employee shall be entitled to a lump sum payment of 100% of his or her base amount of compensation, as determined pursuant to Section 280G(b)(3) of the Code (the "Termination Benefit"). Covered Employees may elect to receive the Termination Benefit in semi-monthly payments over a twelve month period. The Termination Agreements also provide for continued life, health and disability coverage for Covered Employees until the expiration of twelve months following the termination of employment or until the Covered Employee obtains coverage from another employer, whichever occurs first. If a Covered Employee obtains coverage from another employer, and does not have substantially identical life, health and disability coverage, the Thrift or the Bank shall maintain substantially identical coverage on behalf of the Covered Employee for a period of twelve months.

Compensation of Directors

         Directors of the Holding Company are currently paid directors' fees of $250 for each meeting attended.

         All directors of the Thrift are entitled to receive monthly director fees in the amount of $600 for their services. Jerry Allen also receives $600 per month as a Director Emeritus of the Thrift. Outside directors of the Thrift also receive fees in the amount of $150 for each special meeting of the Board. Total fees paid to directors of the Thrift and Mr. Allen for the year ended December 31, 1996 were approximately $60,700.

         All outside directors of the Bank are entitled to receive monthly director fees in the amount of $125 for their services. Total fees paid to directors of the Bank for the year ended December 31, 1996 were approximately $6,000.

         The Thrift's directors and directors emeritus may, pursuant to deferred compensation agreements, defer payment of some or all of such monthly directors' fees or salary for a maximum period of five years. Upon reaching the retirement age specified in their respective joinder agreements, directors who participate in the deferred compensation plan receive fixed monthly payments for a specific period ranging from 60 to 180 months, depending on the specific director's election in his joinder agreement, but may also elect to receive their benefits in a lump sum in the event of financial hardship. The agreements also provide for death and disability benefits.

         The Thrift has purchased paid-up life insurance on the lives of directors and directors emeritus participating in the deferred compensation plan to fund benefits payable thereunder. The insurance is provided by Pacific Mutual and Transamerica. At December 31, 1996, the cash surrender value of the policies was carried on the books of the Thrift at an amount equal to $747,000. The Thrift expensed $3,000 in connection with these agreements for the year ended December 31, 1996.

         Transactions With Certain Related Persons

         The Bank and the Thrift have followed a policy of offering to their directors, officers, and employees real estate mortgage loans secured by their principal residence and other loans. These loans are made in the ordinary course of business with the same collateral, interest rates and underwriting criteria as those of comparable transactions prevailing at the time and do not involve more than the normal risk of collectibility or present other unfavorable features.

         Lonnie D. Collins, Secretary of the Holding Company and of the Thrift, serves as counsel to and provides routine legal work for the Thrift. In connection with his services in such capacity, Mr. Collins is paid an annual retainer of $3,000. Mr. Collins received no other fees for his legal work for the Thrift for the year ended December 31, 1996. Mr. Collins also receives $600 per month for his service as Secretary to the Thrift's Board of Directors. The Thrift intends to continue using Mr. Collins' services for routine legal work during 1997.

                        PROPOSAL II -- STOCK OPTION PLAN

     The Board of Directors of the Holding Company adopted the River Valley Bancorp Stock Option Plan (the "Option Plan") on April 29, 1997. The essential features of the Option Plan are summarized below, but the Option Plan is set forth in full in Exhibit A to this Proxy Statement, and all statements made in this summary are qualified by reference to the full text of the Option Plan.

Purpose

     The purpose of the Option Plan is to provide to certain directors, officers and other key employees of the Holding Company and its subsidiaries (the "Subsidiaries") (currently approximately 29 persons) a favorable opportunity to acquire Common Stock of the Holding Company and thereby increase the incentive of such persons to work for the success of the Holding Company and its subsidiaries and better enabling such entities to attract or retain capable directors and executive personnel.

     The Option Plan provides for the grant of both incentive stock options (options that afford favorable tax treatment to recipients upon compliance with certain restrictions and that do not normally result in tax deductions to the Holding Company) and options that do not so qualify (non-qualified stock options).

Administration

     The Option Plan is administered, construed and interpreted by a committee consisting of at least two members of the Holding Company's Board of Directors. Currently, the Holding Company's Stock Compensation Committee (the "Stock Compensation Committee") administers the Option Plan. The Stock Compensation Committee selects the individuals to whom options will be granted and determines the time of grant, the number of shares of stock to be covered by each option, the option price, the period within which the option may be exercised, whether the option is an incentive stock option or non-qualified stock option, and any other terms and conditions of the options granted. Members of the Stock Compensation Committee must be nonemployee directors of the Holding Company. The current members of that Committee are set forth on page 4 of this Proxy Statement.

Reservation of Shares

     The Holding Company has reserved 119,025 shares of its Common Stock for issuance upon exercise of options to be granted under the Option Plan, and stock options for 116,648 of such shares have already been granted, subject to and effective as of the date the Holding Company's shareholders approve the Option Plan. Shares issued under the Option Plan may be authorized but unissued shares or treasury shares of the Holding Company. In the event of corporate changes affecting the Holding Company's Common Stock, such as reorganizations, recapitalizations, stock splits, stock dividends, mergers, consolidations, or liquidations, the Stock Compensation Committee may make appropriate adjustments in the number and kind of shares reserved under the Option Plan and in the option price under, and the number and kind of shares covered by, outstanding options granted under the Option Plan. Any shares subject to an option which expires or is terminated before exercise will again be available for issuance under the Option Plan.

     Options may be granted to officers (including officers who are members of the Board of Directors) and other key employees of the Holding Company and its subsidiaries who are materially responsible for the management or operation of the business of the Holding Company or its subsidiaries and have provided valuable services to the Holding Company or its subsidiaries. Such individuals may be granted more than one option under the Option Plan.

     Since its adoption by the Board of Directors, the following incentive stock options have been granted under the Option Plan. All such options were granted effective as of the date the Holding Company's shareholders approve the Option Plan, have an option price per share equal to the average between the high and low sales prices for a share of the Holding Company's Common Stock ("Market Value") on that date (or the closest trading date if there is no trading on that date), and have ten-year terms. These options become exercisable at the rate of 20% per year beginning on the anniversary of the date of grant, subject to earlier vesting in the event of the death or disability of the option holder. Such grants of incentive stock options are as follows:

                                                          Shares Subject
         Optionee                                         To Options
     ----------------------------------------------       --------------
     James E. Fritz                                          14,283
     Robert D. Hoban                                         11,903
     All other executive officers as a group
         (7 persons)                                         35,708
     All other employees as a group (12 persons)             23,809
     Non-employee directors of the Bank (3 persons)           5,355
                                                             ------
         Total                                               91,058
                                                             ======

     In addition, pursuant to the terms of the Option Plan, non-qualified stock options were granted to the five directors of the Holding Company who are not employees of the Holding Company or its subsidiaries ("Outside Directors"). These options for such Outside Directors were granted effective as of the date the Holding Company's shareholders approve the Option Plan, are non-qualified stock options to purchase 5,951 shares of the Holding Company Common Stock for Fred W. Koehler, 5,356 shares of the Holding Company Common Stock for Michael J. Hensley, Cecil L. Dorten, and Earl W. Johann, and 3,571 shares of the Holding Company Common Stock for Jonnie L. Davis, at the Market Value of such shares on such date. The terms of these options end ten years and one day following the date of grant, and became exercisable at the rate of 20% per year beginning on the anniversary of the date of the grant, subject to earlier vesting in the event of the death or disability of the option holder. Outside Directors are not eligible to receive any other option grants under the Option Plan. At May 5, 1997, the last sale price for a share of the Holding Company's Common Stock was $14.25 per share.

Terms of the Options

     Stock Option Price. The price to be paid for shares of Common Stock upon the exercise of each incentive stock option shall not be less than the fair market value of such shares on the date on which the option is granted.
Incentive stock options granted to holders of more than 10% of the combined voting power of all classes of stock of the Holding Company may be granted at an option price no less than 110% of the fair market value of the stock on the date of grant.

     Option Term. No option may have a term longer than ten years and one day from the date of grant. However, under the Internal Revenue Code of 1986, as amended (the "Code"), incentive stock options may not have terms in excess of ten years. Options issued to Outside Directors must be for terms of ten years and one day from the date of grant. Incentive stock options granted to holders of more than 10% of the combined voting power of all classes of stock of the Holding Company may not have terms in excess of five years.

     Exercise of Option. The option price of each share of stock is to be paid in full in cash at the time of exercise. Under certain circumstances, the Option Plan permits optionees to deliver a notice to their broker to deliver to the Holding Company the total option price in cash and the amount of any taxes to be withheld from the optionee's compensation as a result of any withholding tax obligation of the Holding Company. Beginning on December 21, 1999, payment of the option price may also be effected by tendering whole shares of the Holding Company's Common Stock owned by the Optionee and cash having a fair market value equal to the cash exercise price of the shares with respect to which the option is being exercised. Options may be exercisable in full at any time during their term or in such installments, on a cumulative basis, as the Stock Compensation Committee may determine, except that no option may be exercised at any time as to fewer than 100 shares unless the exercise is with respect to an entire residue of fewer than 100 shares, no option may be exercised during the first six months of its term, and options become exercisable at the rate of 20% per year beginning on the anniversary of the date of grant of such options.

     Exercise of Options by Other Than Outside Directors or Non-Employee Directors of a Subsidiary ("Subsidiary Directors"). Except as provided below, upon termination of an optionholder's employment by the Holding Company and its subsidiaries, all rights under any options granted to him but not yet exercised terminate. In the event that an optionee retires pursuant to any then existing pension plan of the Holding Company or its subsidiaries, his option may be exercised by him in whole or in part within three years after his retirement until the expiration of the option term fixed by the Committee, to the extent the option was otherwise exercisable by him at his date of retirement; provided, however, that if he remains a director or director emeritus of the Holding Company he may exercise such option until the later of (a) three years after his retirement or (b) six months after he ceases to be a director or director emeritus of the Holding Company. If an optionee's employment by the Holding Company and its subsidiaries terminates by reason of permanent and total disability, his option may be exercised by him in whole or in part within one year after such termination of employment, whether or not the option was otherwise exercisable by him at the time of such termination of employment. If the optionee dies while employed by the Holding Company or its subsidiaries, within three years after his retirement (or, if later, six months following his termination of service as a director or director emeritus of the Holding Company), or within one year after his termination of employment because of permanent and total disability, his option may be exercised by his estate or by the person or persons entitled thereto by will or by the applicable laws of descent or distribution at any time within one year after the date of such death, whether or not the option was otherwise exercisable by the optionee at the date of his death. Notwithstanding the foregoing, in no event may any option be exercised after the expiration of the option term set by the Stock Compensation Committee.

     Exercise of Options by Outside Directors or Subsidiary Directors. Options granted to Outside Directors or Subsidiary Directors terminate six months after the date such Outside Director or Subsidiary Director ceases to be a director and director emeritus of the Holding Company and the Subsidiaries for any reason. If an optionee who is an Outside Director or Subsidiary Director ceases to be a director and a director emeritus by reason of disability, any option granted to him may be exercised in whole or in part within one year of such termination of service, whether or not the option was otherwise exercisable by him at the time of such termination of service. In the event of the death of an Outside Director or Subsidiary Director while serving as a director or director emeritus of the Holding Company or a Subsidiary, within six months after he ceases to be a director or a director emeritus of the Holding Company or the Subsidiaries, or within one year after he ceases to be a director and a director emeritus of the Holding Company or a Subsidiary by reason of disability, any option granted to him may be exercised by his estate or by the person or persons entitled thereto by will or by the applicable laws of descent or distribution at any time within one year after the date of such death, whether or not the option was exercisable by the optionee at the date of his death. Notwithstanding the foregoing, in no event may any option be exercised after the expiration of the option term set by the Stock Compensation Committee.

     Nontransferability of Option. Options may not be transferred except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order. During the lifetime of an optionee, they may be exercised only by him or his guardian or legal representative.

     Maximum Incentive Stock Options. The aggregate fair market value of stock with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year under the Option Plan may not exceed $100,000. For purposes of these computations, the fair market value of the shares is to be determined as of the date the option is granted and computed in the manner determined by the Stock Compensation Committee consistent with the requirements of the Code. This limitation does not apply to non-qualified stock options granted under the Option Plan.

Other Provisions

     The Stock Compensation Committee may provide for such other terms, provisions and conditions of an option as are not inconsistent with the Option Plan. The Stock Compensation Committee may also prescribe, and amend, waive and rescind rules and regulations relating to the Option Plan, may accelerate the vesting of stock options granted the Option Plan, may make amendments or modifications in the terms and conditions (including exercisability) of the options relating to the effect of termination of employment of the optionees, and may waive any restrictions or conditions applicable to any option or the exercise thereof.

Amendment and Termination

     The Board of Directors of the Holding Company may amend the Option Plan from time to time, and, with the consent of the optionee, the terms and provisions of his option, provided, however, that (1) no amendment may, without the consent of an optionee, make any changes in any outstanding option which would adversely affect the rights of the optionee and (2) without approval of the holders of at least a majority of the shares of the Holding Company voting in person or by proxy at a duly constituted meeting, or adjournment thereof, the following changes in the Option Plan may not be made: an increase in the number of shares reserved for issuance under the Option Plan (except as permitted by the antidilutive provisions in the Option Plan); an extension of the option terms to more than 10 years and one day from the date of grant of the option; or a material modification of the class of employees eligible to receive options under the Option Plan. The Board of Directors of the Holding Company may terminate the Option Plan at any time. In any event, no incentive stock options may be granted under the Stock Option Plan after April 29, 2007.

Federal Income Tax Consequences

     The grant of incentive and non-qualified stock options will have no federal tax consequences to the Holding Company or the optionee. Moreover, if an incentive stock option is exercised (a) while the employee is employed by the Holding Company or its subsidiaries, (b) within three months after the optionee ceases to be an employee of the Holding Company or its subsidiaries, (c) after the optionee's death, or (d) within one year after the optionee ceases to be an employee of the Holding Company or its subsidiaries if the optionee's employment is terminated because of permanent and total disability (within the meaning of ss. 22(e)(3) of the Code), the exercise of the incentive stock option will ordinarily have no federal income tax consequences to the Holding Company or the optionee. However, the amount by which the fair market value of the shares at the time of exercise exceeds the option price of the option will, along with other specified items, be considered taxable income in the taxable year of the optionee in which the option was exercised for purposes of determining the applicability of the alternative minimum tax. As a result, the exercise of an incentive stock option may subject an optionee to an alternative minimum tax depending on that optionee's particular circumstances.

     On the other hand, the recipient of a non-qualified stock option generally will realize taxable ordinary income at the time of exercise of his option in an amount equal to the excess of the fair market value of the shares acquired at the time of such exercise over the option price. A like amount is generally deductible by the Holding Company for federal income tax purposes as of that date, as long as the Holding Company withholds federal income tax with respect to that taxable amount, assuming the optionholder's income is subject to income tax witholding by the Holding Company. The Option Plan permits, under certain circumstances, holders of non-qualified stock options (other than Outside Directors) to satisfy their withholding obligation by having shares equal in value to the applicable withholding taxes withheld from the shares which they would otherwise receive upon the exercise of a non-qualified stock option.

     Upon the sale of the shares acquired upon the exercise of an incentive stock option no sooner than two years after the grant of the option and no sooner than one year after receipt of the shares by the optionee, any capital gain recognized would be taxed to the optionee at long-term rates. Upon the sale of shares acquired upon the exercise of an incentive stock option prior to two years after the grant of an option or prior to one year after receipt of the shares by the optionee, the optionee will generally recognize, in the year of disposition, ordinary income equal to the lesser of (a) the spread between the fair market value of the shares on the date of exercise and the exercise price; and (b) the gain realized upon the disposition of those shares. The Holding Company will be entitled to a deduction equal to the amount of income recognized as ordinary income by the optionee, so long as the Holding Company withholds federal income tax with respect to that taxable amount (assuming the optionholder's income is subject to income tax witholding by the Holding Company). If the spread is the basis for determining the amount of ordinary income realized by the optionee, there will be additional long-term or short-term capital gain realized if the proceeds of such sale exceed such spread.

     Upon the subsequent sale of shares acquired upon exercise of a non-qualified stock option, the optionholder will recognize long-term capital gain or loss if the shares are deemed to have been held for more than one year, and short-term capital gain or loss in all other cases. Currently, long-term capital gains for noncorporate taxpayers are generally taxed at a maximum rate of 28%. However, there are several proposals which have been introduced in Congress which would modify or cause a reduction in the capital gains tax.

Financial Accounting Consequences

     At this time, neither the grant of incentive or non-qualified stock options nor the issuance of shares upon exercise of such options will result in a compensation expense charge to the Holding Company's earnings for financial accounting purposes. Option proceeds from the exercise of these options and tax savings from non-qualified stock options are credited to capital. The Financial Accounting Standards Board (the "FASB") has adopted rules that require increased disclosure about the value of stock options in financial statements for the Holding Company, including their impact on earnings.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE TO APPROVE AND RATIFY THE OPTION PLAN. SUCH ACTION REQUIRES THE APPROVAL OF THE HOLDERS OF AT LEAST A MAJORITY OF THE SHARES OF THE HOLDING COMPANY'S COMMON STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING, OR ANY ADJOURNMENT THEREOF. ABSTENTIONS AND BROKER NON-VOTES WILL BE INCLUDED IN THE NUMBER OF SHARES PRESENT AND ENTITLED TO VOTE ON THE PROPOSAL AND ACCORDINGLY TREATED AS "NO" VOTES.

            PROPOSAL III -- RECOGNITION AND RETENTION PLAN AND TRUST

     The Board of Directors of the Holding Company adopted the Recognition and Retention Plan and Trust (the "RRP") on April 29, 1997. The central features of the RRP are summarized below, but the RRP is set forth in full in Exhibit B to this Proxy Statement, and all statements made in this summary are qualified by reference to the full text of the RRP.

Purpose

     The purpose of the RRP is to retain directors and key employees of the Holding Company and its subsidiaries by providing such persons with a proprietary interest in the Holding Company, as compensation for their contributions to the Holding Company and its subsidiaries and as an incentive to make such contributions in the future.

Administration

     The RRP is administered by the Stock Compensation Committee (the "Stock Compensation Committee") of the Holding Company's Board of Directors, which must at all times consist of at least two directors of the Holding Company, each of whom is a non-employee director within the meaning of the definition of that term contained in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act"). The current members of the Stock Compensation Committee are set forth on page 4 of this Proxy Statement. The Stock Compensation Committee selects recipients and establishes terms of awards made under the RRP. The Stock Compensation Committee's interpretations and constructions of the RRP provisions or any award made under the RRP are final and binding.

     The Committee may adopt rules or regulations under the RRP. The Trustee of the RRP is First Bankers Trust Company, Quincy, Illinois. The Trustee acquires, holds and distributes shares of Common Stock and other RRP assets in accordance with the terms of the RRP.

     The Holding Company has agreed to indemnify the Trustee, the Committee members, and any director of the Holding Company, the Bank, or the Thrift against liability for good faith determinations made under the RRP. The Holding Company has also agreed to indemnify the Trustee for actions under the RRP not constituting negligence or willful misconduct.

Eligibility

     Employees of the Holding Company and its affiliated corporations who elect to participate in the RRP ("Affiliates"), are eligible to receive awards under the RRP. The Committee is to consider the position and responsibilities of the eligible employees, the length and value of their services, their level of compensation, and any other factors the Committee deems relevant. In addition, certain Outside Directors of the Holding Company have been granted specific awards under the terms of the RRP. Such Outside Directors may not receive any further awards under the RRP.

Contributions

     The Boards of Directors of the Bank and the Thrift determine the amount or method of computing the amount of cash contributions to be made to the RRP by the Bank or the Thrift. No employee contributions are permitted.

Investment of Contributions

     Contributions made to the RRP are to be invested by the Trustee in Common Stock, to the fullest extent possible. At the time the Plan became effective, 47,610 shares of the Holding Company's Common Stock were reserved for purchase under the RRP. Such shares may be authorized but unissued shares, treasury shares, or issued and outstanding shares. In the event additional authorized but unissued shares or treasury shares are acquired by the RRP, the interests of existing shareholders will be diluted. Earnings, gains and losses with respect to Trust assets (including dividends and distributions payable with respect to shares of Common Stock) will be allocated to recipients of RRP awards, to the extent allocable to awards made to those recipients, and, otherwise, to the general account of the Trust. All expenses and costs of administering the RRP are to be paid by the Holding Company or its Affiliates.

     If the RRP is approved by shareholders, the Bank and the Thrift will make contributions to the RRP in an amount necessary to purchase 35,936 shares of the Holding Company's Common Stock on the open market to fund the RRP. Based on the market price of such Common Stock on May 5, 1997, the amount of such contribution is estimated to be $512,088. Effective as of the date the RRP is approved by the Holding Company's shareholders, shares will be awarded to the following persons in the following amounts:

  Recipient of Award                                    Number of Shares Awarded
  ------------------                                    ------------------------
  James E. Fritz                                                5,493
  Robert D. Hoban                                               4,578
  All other executive officers as a group (7 persons)          13,962
  Non-employee directors of the Bank                            2,061
                                                               ------
       Total                                                   26,094
                                                               ======

These awards vest at a rate of 20% per year commencing with the date of the award, subject to earlier vesting in the event of the death or disability of the grantee.

     In addition, each of the five Outside Directors of the Holding Company will receive awards of shares as of the date the Plan is approved by the Holding Company's shareholders. In the case of Fred W. Koehler, the award is for 2,289 shares, in the case of Michael J. Hensley, Cecil L. Dorten and Earl W. Johann, those awards are for 2,060 shares, and in the case of Jonnie L. Davis, the award is for 1,373 shares. These awards also vest at a rate of 20% per year commencing with the date of the award, subject to earlier vesting in the event of the death or disability of the grantee.

Awards

     Under the RRP, awards are granted to eligible employees and directors in the form of shares of Common Stock held by the RRP. Awards are nontransferable and nonassignable, other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, and during the lifetime of the recipient may only be earned by and paid to him. Unless the Committee provides otherwise, at the time an RRP award is granted, the shares which are the subject of the award are to vest and be earned by the recipient at the rate of 20% of the shares awarded at the end of each full 12 months of service with the Bank or the Thrift after the date of grant of the award. Awards are adjusted for capital changes such as stock dividends and stock splits. Awards are subject to the claims of the creditors of the Bank or the Thrift until distributed.

     Notwithstanding the foregoing, awards will be 100% vested upon termination of employment or service as a director or director emeritus due to death or disability. In the event that a grantee terminates employment with the Holding Company and an Affiliate and service as a director and director emeritus for any other reason, the nonvested awards will be forfeited. If an employee's employment or a director's or or director emeritus' service is terminated for cause (as defined in the RRP), or if his conduct would have justified termination for cause, shares not already delivered to him under the RRP, whether or not vested, may be forfeited by resolution of the Board of Directors of the Holding Company, the Bank or the Thrift. Earned shares are distributed to recipients as soon as practicable following the day on which they are earned. When shares become vested and are actually distributed in accordance with the RRP, the participants will also receive amounts equal to any accrued dividends and other earnings or distributions payable with respect thereto.

Voting

     Prior to vesting, shares held in the RRP will be voted by the RRP Trustee taking into account the best interests of the award recipients.

Federal Income Tax Consequences

     The Trust should be treated as a grantor trust under the Code and, thus, in computing the taxable income and credits of the Holding Company, those items of income, deductions and credits which are attributable to the Trust shall be taken into account by the Holding Company. When shares become vested in accordance with the RRP, the participants will recognize income equal to the fair market value of the Common Stock at that time; provided however that participants may make a ss. 83(b) election under the Code with respect to all or part of their awards prior to vesting and in such situations restricted stock certificates will be delivered to such participants and those participants will be taxed on the the fair market value of the shares at the time the ss. 83(b) election is made. The amount of income recognized by the participants will be a deductible expense for tax purposes for the Holding Company assuming the employer satisfies its withholding tax obligation with respect to persons subject to such withholding.

Accounting Treatment

     When the Stock Compensation Committee makes an RRP award, an amount equal to the fair market value at the date of grant of the awarded stock is charged to compensation expense over the period of the restriction. The unearned portion of the award is included in the Holding Company's balance sheet as a reduction of shareholders' equity.

Amendment or Termination

     The Board of Directors of the Holding Company, the Bank or the Thrift may amend or terminate the RRP. The RRP remains in effect until the earlier of 21 years from its effective date, termination by the Board of Directors as provided above, or the distribution of all Trust assets.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE TO APPROVE THE RRP. SUCH ACTION REQUIRES THE APPROVAL OF THE HOLDERS OF AT LEAST A MAJORITY OF THE SHARES OF THE HOLDING COMPANY'S COMMON STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING, OR ANY ADJOURNMENT THEREOF. ABSTENTIONS AND BROKER NON-VOTES WILL BE INCLUDED IN THE NUMBER OF SHARES PRESENT AND ENTITLED TO VOTE ON THE PROPOSAL AND ACCORDINGLY TREATED AS "NO" VOTES.

                                   ACCOUNTANTS

     Grant Thornton LLP has served as auditors for the Thrift since 1992, and for the Holding Company since its formation in 1996. A representative of Grant Thornton LLP will be present at the Annual Meeting with the opportunity to make a statement if he so desires. He will also be available to respond to any appropriate questions shareholders may have. The Board of Directors of the Holding Company has not yet completed the process of selecting an independent public accounting firm to audit its books, records and accounts for the fiscal year ended December 31, 1997.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the 1934 Act requires that the Holding Company's officers and directors and persons who own more than 10% of the Holding Company's Common Stock file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Holding Company with copies of all Section 16(a) forms that they file.

     Based solely on its review of the copies of such forms received by it, and/or written representations from certain reporting persons that no Forms 5 were required for those persons, the Holding Company believes that during the fiscal year ended December 31, 1996, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners with respect to
Section 16(a) of the 1934 Act were satisfied in a timely manner.

                              SHAREHOLDER PROPOSALS

     Any proposal which a shareholder wishes to have presented at the next Annual Meeting of the Holding Company must be received at the main office of the Holding Company for inclusion in the proxy statement no later than 120 days in advance of May 12, 1998. Any such proposal should be sent to the attention of the Secretary of the Holding Company at 303 Clifty Drive, P.O. Box 626, Madison, Indiana 47250.


                                  OTHER MATTERS

     Management is not aware of any business to come before the Annual Meeting other than those matters described in the Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

     The cost of solicitation of proxies will be borne by the Holding Company. The Holding Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of the Common Stock. In addition to solicitation by mail, directors, officers, and employees of the Holding Company may solicit proxies personally or by telephone without additional compensation.

     Each shareholder is urged to complete, date and sign the proxy and return it promptly in the enclosed envelope.

                                         By Order of the Board of Directors


                                         /s/ James E. Fritz
                                         James E. Fritz


May 12, 1997

                                                                       EXHIBIT A
                                                                       ---------

                              RIVER VALLEY BANCORP
                                STOCK OPTION PLAN

         1. Purpose. The purpose of the River Valley Bancorp Stock Option Plan (the "Plan") is to provide to directors, officers and other key employees of River Valley Bancorp (the "Holding Company") and its majority-owned and wholly-owned subsidiaries (individually a "Subsidiary" and collectively the "Subsidiaries"), including, but not limited to, Madison First Federal Savings and Loan Association ("Madison First Federal") and Citizens National Bank of Madison ("Citizens"), who are materially responsible for the management or operation of the business of the Holding Company or a Subsidiary and have provided valuable services to the Holding Company or a Subsidiary, a favorable opportunity to acquire Common Stock, without par value ("Common Stock"), of the Holding Company, thereby providing them with an increased incentive to work for the success of the Holding Company and its Subsidiaries and better enabling each such entity to attract and retain capable directors and executive personnel.

         2. Administration of the Plan. The Plan shall be administered, construed and interpreted by a committee (the "Committee") consisting of at least two members of the Board of Directors of the Holding Company, each of whom is a "Non-Employee Director" within the meaning of the definition of that term contained in Reg. ss. 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act"). The members of the Committee shall be designated from time to time by the Board of Directors of the Holding Company. The decision of a majority of the members of the Committee shall constitute the decision of the Committee, and the Committee may act either at a meeting at which a majority of the members of the Committee is present or by a written consent signed by all members of the Committee. The Committee shall have the sole, final and conclusive authority to determine, consistent with and subject to the provisions of the Plan:

                  (a) the individuals (the "Optionees") to whom options or successive options shall be granted under the Plan;

                  (b) the time when options shall be granted hereunder;

                  (c) the number of shares of Common Stock to be covered under each option;

                  (d) the option price to be paid upon the exercise of each option;

                  (e) the period within which each such option may be exercised;

                  (f) the extent to which an option is an incentive stock option or a non-qualified stock option; and

                  (g) the terms and conditions of the respective agreements by which options granted shall be evidenced.

The Committee shall also have authority to prescribe, amend, waive, and rescind rules and regulations relating to the Plan, to accelerate the vesting of any stock options granted hereunder (subject to Office of Thrift Supervision regulations), to make amendments or modifications in the terms and conditions (including exercisability) of the options relating to the effect of termination of employment of the optionee (subject to the last sentence of Section 9 hereof), to waive any restrictions or conditions applicable to any option or the exercise thereof, and to make all other determinations necessary or advisable in the administration of the Plan.

         3. Eligibility. The Committee may, consistent with the purposes of the Plan, grant options to officers and other key employees of the Holding Company or of a Subsidiary and to directors of a Subsidiary (other than non-employee directors of the Holding Company) who in the opinion of the Committee are from time to time materially responsible for the management or operation of the business of the Holding Company or of a Subsidiary and have provided valuable services to the Holding Company or a Subsidiary; provided, however, that in no event may any employee who owns (after application of the ownership rules in ss. 425(d) of the Internal Revenue Code of 1986, as amended (the "Code")) shares of stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Holding Company or any of its Subsidiaries be granted an incentive stock option hereunder unless at the time such option is granted the option price is at least 110% of the fair market value of the stock subject to the option and such option by its terms is not exercisable after the expiration of five (5) years from the date such option is granted. Directors of the Holding Company who are not employees of the Holding Company ("Outside Directors") who were serving as such on the date Madison First Federal converted (the "Conversion") from mutual to stock form (the "Conversion Date") or were added to the Board of Directors following such Conversion shall each be granted on the date of the Holding Company's first Shareholder Meeting following the Conversion which shall be held no earlier than six (6) months following the Conversion (the "First Shareholder Meeting Date"), assuming he or she is serving as an Outside Director on such date, a non-qualified option to purchase the number of whole shares of Common Stock of the Holding Company determined by multiplying the total number of shares issued by the Holding Company on the Conversion Date by the following percentages, and rounding to the nearest whole share:

                                                     Percentage of  Shares
                Outside Director                      Issued In Conversion
                 Fred W. Koehler                             .50%
               Michael J. Hensley                            .45%
                 Cecil L. Dorten                             .45%
                 Earl W. Johann                              .45%
                 Jonnie L. Davis                             .30%

          Such options shall have an exercise price per share equal to the fair market value of a share of such Common Stock, as determined by the Committee, consistent with Treas. Req. ss. 20.2031-2, on the First Shareholder Meeting Date. Outside Directors are not entitled to receive any other awards under this Plan. Subject to the foregoing and the provisions of Section 7 hereof, an individual who has been granted an option under the Plan (an "Optionee"), if he is otherwise eligible, may be granted an additional option or options if the Committee shall so determine.

         4. Stock Subject to the Plan. There shall be reserved for issuance upon the exercise of options granted under the Plan, shares of Common Stock of the Holding Company equal to 10% of the total number of shares of Common Stock issued by the Holding Company upon the conversion of Madison First Federal from mutual to stock form, which may be authorized but unissued shares or treasury shares of the Holding Company. Subject to Section 7 hereof, the shares for which options may be granted under the Plan shall not exceed that number. If any option shall expire or terminate or be surrendered for any reason without having been exercised in full, the unpurchased shares subject thereto shall (unless the Plan shall have terminated) become available for other options under the Plan.

         5. Terms of Options. Each option granted under the Plan shall be subject to the following terms and conditions and to such other terms and conditions not inconsistent therewith as the Committee may deem appropriate in each case:

                      (a) Option Price. The price to be paid for shares of stock upon the exercise of each option shall be determined by the Committee at the time such option is granted, but such price in no event shall be less than the fair market value, as determined by the Committee consistent with Treas. Reg. ss. 20.2031-2 and any requirements of ss. 422A of the Code, of such stock on the date on which such option is granted.

                      (b) Period for Exercise of Option. An option shall not be exercisable after the expiration of such period as shall be fixed by the Committee at the time of the grant thereof, but such period in no event shall exceed ten (10) years and one day from the date on which such option is granted; provided, that incentive stock options granted hereunder shall have terms not in excess of ten (10) years and options issued to Outside Directors shall be for a period of ten
           (10) years and one day from the date of grant thereof. Options shall be subject to earlier termination as hereinafter provided.

              (c) Exercise of Options. The option price of each share of stock purchased upon exercise of an option shall be paid in full at the time of such exercise. Payment may be in (i) cash, (ii) if the Optionee may do so in conformity with Regulation T (12 C.F.R. ss. 220.3(e)(4)) without violating ss. 16(b) or ss. 16(c)of the 1934 Act, pursuant to a broker's cashless exercise procedure, by delivering a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Holding Company the total option price in cash and, if desired, the amount of any taxes to be withheld from the Optionee's compensation as a result of any withholding tax obligation of the Holding Company or any of its Subsidiaries, as specified in such notice, or (iii) beginning on a date which is three years following Madison First Federal's conversion from mutual to stock form and with the approval of the Committee, by tendering whole shares of the Holding Company's Common Stock owned by the Optionee and cash having a fair market value equal to the cash exercise price of the shares with respect to which the option is being exercised. For this purpose, any shares so tendered by an Optionee shall be deemed to have a fair market value equal to the mean between the highest and lowest quoted selling prices for the shares on the date of exercise of the option (or if there were no sales on such date the weighted average of the means between the highest and lowest quoted selling prices for the shares on the nearest date before and the nearest date after the date of exercise of the option as prescribed by Treas. Reg. ss. 20.2031-2), as reported in The Wall Street Journal or a similar publication selected by the Committee. The Committee shall have the authority to grant options exercisable in full at any time during their term, or exercisable in such installments at such times during their term as the Committee may determine; provided, however, that options shall not be exercisable during the first six (6) months of their term, and provided further that, subject to the foregoing restriction, options shall become exercisable at the rate of 20% per year beginning on the anniversary of the date of grant of such options. Installments not purchased in earlier periods shall be cumulated and be available for purchase in later periods. Subject to the other provisions of this Plan, an option may be exercised at any time or from time to time during the term of the option as to any or all whole shares which have become subject to purchase pursuant to the terms of the option or the Plan, but not at any time as to fewer than one hundred (100) shares unless the remaining shares which have become subject to purchase are fewer than one hundred
         (100) shares. An option may be exercised only by written notice to the Holding Company, mailed to the attention of its Secretary, signed by the Optionee (or such other person or persons as shall demonstrate to the Holding Company his or their right to exercise the option), specifying the number of shares in respect of which it is being exercised, and accompanied by payment in full in either cash or by check in the amount of the aggregate purchase price therefor, by delivery of the irrevocable broker instructions referred to above, or, if the Committee has approved the use of the stock swap feature provided for above, followed as soon as practicable by the delivery of the option price for such shares.

              (d) Certificates. The certificate or certificates for the shares issuable upon an exercise of an option shall be issued as promptly as practicable after such exercise. An Optionee shall not have any rights of a shareholder in respect to the shares of stock subject to an option until the date of issuance of a stock certificate to him for such shares. In no case may a fraction of a share be purchased or issued under the Plan, but if, upon the exercise of an option, a fractional share would otherwise be issuable, the Holding Company shall pay cash in lieu thereof.

              (e) Termination of Option. If an Optionee (other than an Outside Director or a non-employee director of a Subsidiary ("Subsidiary Director")) ceases to be an employee of the Holding Company and the Subsidiaries for any reason other than retirement, permanent and total disability (within the meaning of ss. 22(e)(3) of the Code), or death, any option granted to him shall forthwith terminate. Leave of absence approved by the Committee shall not constitute cessation of employment. If an Optionee (other than an Outside Director or a Subsidiary Director) ceases to be an employee of the Holding Company and the Subsidiaries by reason of retirement, any option granted to him may be exercised by him in whole or in part within three (3) years after the date of his retirement, to the extent the option was otherwise exercisable at the date of his retirement; provided, however, that if such employee remains a director or director emeritus of the Holding Company, the option granted to him may be exercised by him in whole or in part until the later of (a) three (3) years after the date of his retirement, or (b) six (6) months after his service as a director or director emeritus of the Holding Company terminates. (The term "retirement" as used herein means such termination of employment as shall entitle such individual to early or normal retirement benefits under any then existing pension plan of the Holding Company or a Subsidiary.) If an Optionee (other than an Outside Director or Subsidiary Director) ceases to be an employee of the Holding Company and the Subsidiaries by reason of permanent and total disability (within the meaning of ss. 22(e)(3) of the Code), any option granted to him may be exercised by him in whole or in part within one (1) year after the date of his termination of employment by reason of such disability whether or not the option was otherwise exercisable at the date of such termination. Options granted to Outside Directors or to Subsidiary Directors shall cease to be exercisable six (6) months after the date such Outside Director or Subsidiary Director is no longer a director or director emeritus of the Holding Company and the Subsidiaries for any reason other than death or disability. If an Optionee who is an Outside Director or Subsidiary Director ceases to be a director or director emeritus of the Holding Company and the Subsidiaries by reason of disability, any option granted to him may be exercised in whole or in part within one (1) year after the date the Optionee ceases to be a director or director emeritus by reason of such disability, whether or not the option was otherwise exercisable at such date. In the event of the death of an Optionee while in the employ or service as a director or director emeritus of the Holding Company or a Subsidiary, or, if the Optionee is not an Outside Director or Subsidiary Director, within three (3) years after the date of his retirement (or, if later, six months following his termination of service as a director or director emeritus of the Holding Company) or within one (1) year after the termination of his employment by reason of permanent and total disability (within the meaning of ss. 22(e)(3) of the Code), or, if the Optionee is an Outside Director or Subsidiary Director, within six (6) months after he is no longer a director or director emeritus of the Holding Company or the Subsidiaries for reasons other than disability or, within one (1) year after the termination of his service as such a director by reason of disability, any option granted to him may be exercised in whole or in part at any time within one (1) year after the date of such death by the executor or administrator of his estate or by the person or persons entitled to the option by will or by applicable laws of descent and distribution until the expiration of the option term as fixed by the Committee, whether or not the option was otherwise exercisable at the date of his death. Notwithstanding the foregoing provisions of this subsection (e), no option shall in any event be exercisable after the expiration of the period fixed by the Committee in accordance with subsection (b) above.

              (f) Nontransferability of Option. No option may be transferred by the Optionee otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and during the lifetime of the Optionee options shall be exercisable only by the Optionee or his guardian or legal representative.

              (g) No Right to Continued Service.  Nothing in this Plan or in any agreement entered into pursuant hereto shall confer on any person any right to continue in the employ or service of the Holding Company or its Subsidiaries or affect any rights the Holding Company, a Subsidiary, or the shareholders of the Holding Company may have to terminate his service at any time.

              (h) Maximum Incentive Stock Options. The aggregate fair market value of stock with respect to which incentive stock options (within the meaning of ss. 422A of the Code) are exercisable for the first time by an Optionee during any calendar year under the Plan or any other plan of the Holding Company or its Subsidiaries shall not exceed $100,000. For this purpose, the fair market value of such shares shall be determined as of the date the option is granted and shall be computed in such manner as shall be determined by the Committee, consistent with the requirements of ss. 422A of the Code.

              (i) Agreement. Each option shall be evidenced by an agreement between the Optionee and the Holding Company which shall provide, among other things, that, with respect to incentive stock options, the Optionee will advise the Holding Company immediately upon any sale or transfer of the shares of Common Stock received upon exercise of the option to the extent such sale or transfer takes place prior to the later of (a) two (2) years from the date of grant or (b) one (1) year from the date of exercise.

              (j)  Investment  Representations.  Unless the shares subject to an option are registered under applicable federal and state securities laws, each Optionee by accepting an option shall be deemed to agree for himself and his legal representatives that any option granted to him and any and all shares of Common Stock purchased upon the exercise of the option shall be acquired for investment and not with a view to, or for the sale in connection with, any distribution thereof, and each notice of the exercise of any portion of an option shall be accompanied by a representation in writing, signed by the Optionee or his legal representatives, as the case may be, that the shares of Common Stock are being acquired in good faith for investment and not with a view to, or for sale in connection with, any distribution thereof (except in case of the Optionee's legal representatives for distribution, but not for sale, to his legal heirs, legatees and other testamentary beneficiaries). Any shares issued pursuant to an exercise of an option may bear a legend evidencing such representations and restrictions.

         6. Incentive Stock Options and Non-Qualified Stock Options. Options granted under the Plan may be incentive stock options under ss. 422A of the Code or non-qualified stock options, provided, however, that Outside Directors shall be granted only non-qualified stock options. All options granted hereunder will be clearly identified as either incentive stock options or non-qualified stock options. In no event will the exercise of an incentive stock option affect the right to exercise any non-qualified stock option, nor shall the exercise of any non-qualified stock option affect the right to exercise any incentive stock option. Nothing in this Plan shall be construed to prohibit the grant of incentive stock options and non-qualified stock options to the same person, provided, further, that incentive stock options and non-qualified stock options shall not be granted in a manner whereby the exercise of one non-qualified stock option or incentive stock option affects the exercisability of the other.

         7. Adjustment of Shares. In the event of any change after the effective date of the Plan in the outstanding stock of the Holding Company by reason of any reorganization, recapitalization, stock split, stock dividend, combination of shares, exchange of shares, merger or consolidation, liquidation, or any other change after the effective date of the Plan in the nature of the shares of stock of the Holding Company, the Committee shall determine what changes, if any, are appropriate in the number and kind of shares reserved under the Plan, and the Committee shall determine what changes, if any, are appropriate in the option price under and the number and kind of shares covered by outstanding options granted under the Plan. Any determination of the Committee hereunder shall be conclusive.

         8. Tax Withholding. Whenever the Holding Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Holding Company shall have the right to require the Optionee or his or her legal representative to remit to the Holding Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares, and whenever under the Plan payments are to be made in cash, such payments shall be net of an amount sufficient to satisfy any federal, state and/or local withholding tax requirements. If permitted by the Committee and pursuant to procedures established by the Committee, an Optionee who is not an Outside Director may make a written election to have shares of Common Stock having an aggregate fair market value, as determined by the Committee, consistent with the requirements of Treas. Reg. ss. 20.2031-2, sufficient to satisfy the applicable withholding taxes, withheld from the shares otherwise to be received upon the exercise of a non-qualified option.

         9. Amendment. Subject to ss. 13 hereof, the Board of Directors of the Holding Company may amend the Plan from time to time and, with the consent of the Optionee, the terms and provisions of his option, except that without the approval of the holders of at least a majority of the shares of the Holding Company voting in person or by proxy at a duly constituted meeting or adjournment thereof:

              (a) the number of shares of stock which may be reserved for issuance under the Plan may not be increased except as provided in
         Section 7 hereof;

              (b) the period during which an option may be exercised may not be extended beyond ten (10) years and one day from the date on which such option was granted; and

              (c) the class of persons to whom options may be granted under the Plan shall not be modified materially.

         No amendment of the Plan, however, may, without the consent of the Optionees, make any changes in any outstanding options theretofore granted under the Plan which would adversely affect the rights of such Optionees.

         10. Termination. The Board of Directors of the Holding Company may terminate the Plan at any time and no option shall be granted thereafter. Such termination, however, shall not affect the validity of any option theretofore granted under the Plan. In any event, no incentive stock option may be granted under the Plan after the date which is ten (10) years from the effective date of the Plan.

         11. Successors. This Plan shall be binding upon the successors and assigns of the Holding Company.

         12. Governing Law. The terms of any options granted hereunder and the rights and obligations hereunder of the Holding Company, the Optionees and their successors in interest shall, except to the extent governed by federal law, be governed by Indiana law.

         13. Government and Other Regulations. The obligations of the Holding Company to issue or transfer and deliver shares under options granted under the Plan shall be subject to compliance with all applicable laws, governmental rules and regulations (including Office of Thrift Supervision regulations), and administrative action. In particular, grants of stock options under the Plan shall comply with the requirements of 12 C.F.R. ss.563b.3(g)(4)(vi) as long as those requirements are in effect. That regulation currently requires that no individual shall receive stock options for more than 25% of the shares reserved for issuance under the Plan and Outside Directors shall not receive stock options for more than 5% individually, or 30% in the aggregate, of the shares reserved for issuance under the Plan.

         14. Effective Date. The Plan shall become effective on the date it is approved by the holders of at least a majority of the shares of the Holding Company entitled to vote at a duly constituted meeting or adjournment thereof. The options granted pursuant to the Plan may not be exercised until the Board of Directors of the Holding Company has been advised by counsel that such approval has been obtained and all other applicable legal requirements have been met.

                                                                       EXHIBIT B
                                                                       ---------

                              RIVER VALLEY BANCORP
                    RECOGNITION AND RETENTION PLAN AND TRUST


                                    ARTICLE I
                       ESTABLISHMENT OF THE PLAN AND TRUST

     1.01 River Valley Bancorp hereby establishes the Recognition and Retention Plan (the "Plan") and Trust (the "Trust") upon the terms and conditions hereinafter stated in this Recognition and Retention Plan and Trust Agreement (the "Agreement").

     1.02 The Trustee, which initially shall be First Bankers Trust Company, hereby accepts this Trust and agrees to hold the Trust assets existing on the date of this Agreement and all additions and accretions thereto upon the terms and conditions hereinafter stated.

                                   ARTICLE II
                               PURPOSE OF THE PLAN

     2.01 The purpose of the Plan is to retain directors and executive officers in key positions by providing such persons with a proprietary interest in the Holding Company (as hereinafter defined) as compensation for their contributions to the Holding Company and to the Affiliates (as hereinafter defined) and as an incentive to make such contributions and to promote the Holding Company's and the Affiliates' growth and profitability in the future.

                                   ARTICLE III
                                   DEFINITIONS

     The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

     3.01 "Affiliate" means the Thrift and Bank and such other subsidiaries or affiliates of the Holding Company which, with the consent of the Board, agree to participate in this Plan.

     3.02 "Bank" shall mean Citizens National Bank of Madison.

     3.03 "Beneficiary" means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any, or, if none, his estate.

     3.04 "Board" means the Board of Directors of the Holding Company or of an Affiliate.

     3.05 "Committee" means the Stock Compensation Committee of the Board of Directors of the Holding Company. At all times during its administration of this Plan, the Committee shall consist of two or more directors of the Holding Company, each of whom shall be a "Non-Employee Director" within the meaning of the definition of that term contained in Regulation 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act").

     3.06 "Common Stock" means shares of the common stock, without par value, of the Holding Company.

     3.07 "Conversion" shall mean the conversion of the Thrift from the mutual to stock form of organization and the simultaneous acquisition of the Thrift by the Holding Company.

     3.08 "Director" means a member of the Board of Directors of an Affiliate or the Holding Company.

     3.09 "Director Emeritus" shall mean an honorary non-voting member of the Board of Directors of an Affiliate or the Holding Company.

     3.10 "Disability" means any physical or mental impairment which qualifies an Employee for disability benefits under the applicable long-term disability plan maintained by an Affiliate.

     3.11 "Employee" means any person, including officers, who is currently employed by the the Holding Company or an Affiliate and shall also include the Secretary of the Thrift.

     3.12 "Holding Company" shall mean River Valley Bancorp.

     3.13 "Outside Director" means a member of the Board of Directors of the Holding Company, who is not also an Employee.

     3.14 "Plan Shares" means shares of Common Stock held in the Trust and issued or issuable to a Recipient pursuant to the Plan.

     3.15 "Plan Share Award" or "Award" means a right granted under this Plan to earn Plan Shares.

     3.16 "Plan Share Reserve" means the shares of Common Stock held by the Trustee pursuant to Sections 5.03 and 5.04.

     3.17 "Recipient" means an Employee or Director who receives a Plan Share Award under the Plan.

     3.18 "Retirement" as to an Employee, means a termination of employment which constitutes a "retirement" under any applicable qualified pension benefit plan maintained by the Affiliate which employs the Recipient, or, if such plan is not applicable, which would constitute "retirement" under such plan were the Recipient covered by such plan and, as to a Director, means a retirement from service on the Board after attaining age 70.

     3.19 "Subsidiary Director" shall mean a non-employee director of an Affiliate who is not an Outside Director.

     3.20 "Thrift"   shall  mean  Madison   First  Federal   Savings  and  Loan
Association.

     3.21 "Trustee" means that person(s) or entity nominated by the Committee and approved by the Board pursuant to Sections 4.01 and 4.02 to hold legal title to the Plan assets for the purposes set forth herein.

                                   ARTICLE IV
                           ADMINISTRATION OF THE PLAN

     4.01 Role of the Committee. The Plan shall be administered and interpreted by the Committee, which shall have all of the powers allocated to it in this and other Sections of the Plan. The interpretation and construction by the Committee of any provisions of the Plan or of any Plan Share Award granted hereunder shall be final and binding. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. If permitted by applicable law, the Committee, with the consent of Recipients may change the vesting schedule for Awards after the date of grant thereof. The Committee shall recommend to the Board one or more persons or entities to act as Trustee in accordance with the provisions of this Plan and Trust and the terms of Article VIII hereof.

     4.02 Role of the Board. The members of the Committee and the Trustee shall be appointed or approved by, and will serve at the pleasure of, the Board of Directors of the Holding Company. The Board of Directors of the Holding Company may in its discretion from time to time remove members from, or add members to, the Committee, and may remove, replace or add Trustees.

     4.03 Limitation on Liability. Neither a Director nor the Committee nor the Trustee shall be liable for any determination made in good faith with respect to the Plan or any Plan Shares or Plan Share Awards granted under it. If a Director or the Committee or any Trustee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Holding

Company shall indemnify such person against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Holding Company and its Affiliates and, with respect to any criminal action or proceeding, if he had no reasonable cause to believe his conduct was unlawful. The indemnification of officers and directors of the Thrift pursuant to this Section 4.03 shall be subject to 12 C.F.R ss. 545.121.

                                    ARTICLE V

                        CONTRIBUTION; PLAN SHARE RESERVE

     5.01 Amount and Timing of Contributions. The Affiliates shall be permitted to contribute to the Trust an amount sufficient to purchase up to 4% of the shares of Common Stock issued by the Holding Company in connection with the Conversion. Such amounts shall be paid to the Trustee no later than the date required to purchase shares of Common Stock for Awards made under this Plan. No contributions by Employees or Directors shall be permitted.

     5.02 Initial Investment. Any amounts held by the Trust until such amounts are invested in accordance with Section 5.03, shall be invested by the Trustee in such interest-bearing account or accounts at the Affiliates as the Trustee shall determine to be appropriate.

     5.03 Investment of Trust Assets; Creation of Plan Share Reserve. As soon as practicable following the first shareholder meeting of the Holding Company following the Conversion, which shall be held no earlier than six (6) months following the Conversion ("First Shareholder Meeting Date"), the Trustee shall invest all of the Trust's assets exclusively in the number of shares of Common Stock designated by the Holding Company and the Affilitates as subject to Awards made under this Plan, which may be purchased directly from the Holding Company, on the open market, or from any other source; provided, however, that the Trust shall not invest in an amount of Common Stock greater than 4.0% of the shares of the Common Stock sold in the Conversion, which shall constitute the "Plan Share Reserve" and provided, further that if the Trustee is required to purchase such shares on the open market or from the Holding Company for an amount per share greater than the price per share at which shares were trading on the date the contributions therefor were made to the Trust, the Holding Company shall have the discretion to reduce the number of shares to be awarded and purchased. The Trust may hold cash in interest-bearing accounts pending investment in Common Stock for periods of not more than one year after deposit. The Trustee, in accordance with applicable rules and regulations and Section 5.01 hereof, shall purchase shares of Common Stock in the open market and/or shall purchase authorized but unissued shares of the Common Stock from the Holding Company sufficient to acquire the requisite percentage of shares. Any earnings received or distributions paid with respect to Common Stock held in the Plan Share Reserve shall be held in an interest-bearing account. Any earnings received or distributions paid with respect to Common Stock subject to a Plan Share Award shall be held in an interest-bearing account on behalf of the individual Recipient.

     5.04 Effect of Allocations, Returns and Forfeitures Upon Plan Share Reserves. Upon the allocation of Plan Share Awards under Sections 6.02 and 6.03 after acquisition by the Trustee of such shares, or the decision of the Committee to return Plan Shares to the Holding Company, the Plan Share Reserve shall be reduced by the number of Plan Shares so allocated or returned. Any shares subject to an Award which may not be earned because of a forfeiture by the Recipient pursuant to Section 7.01 shall be returned (added) to the Plan Share Reserve.

                                   ARTICLE VI

                            ELIGIBILITY; ALLOCATIONS

     6.01 Eligibility. Employees and Subsidiary Directors are eligible to receive Plan Share Awards provided in Section 6.02. Outside Directors are eligible to receive Plan Share Awards provided for in Section 6.03.

     6.02 Allocations. The Committee may determine which of the Employees and Subsidiary Directors referenced in Section 6.01 above will be granted Plan Share Awards and the number of Plan Shares covered by each Award, including grants effective upon the First Shareholder Meeting Date, provided, however, that the number of Plan Shares covered by such Awards may not exceed the number of Plan Shares in the Plan Share Reserve immediately prior to the grant of such Awards, and provided further, that in no event shall any Awards be made which will violate the Articles of Incorporation, Articles of Association, Charter, Bylaws or Plan of Conversion of the Holding Company or the Affiliates or any applicable federal or state law or regulation and provided further that Awards may not be granted at any time in which the Affiliates fail to meet their applicable minimum capital requirements. In the event Plan Shares are forfeited for any reason and unless the Committee decides to return the Plan Shares to the Holding Company, the Committee may, from time to time, determine which of the Employees or Subsidiary Directors referenced in Section 6.01 above will be granted additional Plan Share Awards to be awarded from forfeited Plan Shares. In selecting those Employees or Subsidiary Directors to whom Plan Share Awards will be granted and the number of Plan Shares covered by such Awards, the Committee shall consider the position and responsibilities of the eligible Employees and Subsidiary Directors, the length and value of their services to the Affiliates, the compensation paid to such Employees and Subsidiary Directors, and any other factors the Committee may deem relevant.

     6.03 Allocations - Outside Directors. The following Outside Directors shall be awarded a Plan Share Award on the First Shareholder Meeting Date, assuming he or she is still serving as an Outside Director on such date, equal to the number of whole shares rounded to the nearest whole number constituting the following percentage of the number of shares of Common Stock issued in the Conversion (the "Fixed Award"); provided, however, that the Affiliates shall have the discretion to reduce such percentages if the Trustee is required to purchase shares on the open market or from the Holding Company for an amount per share greater than the price per share at which shares are sold in the Conversion:

                                                      Percentage of Shares
            Outside Director                          Issued in Conversion
            ----------------                          --------------------
           Fred W. Koehler                                  .1923%
           Michael J. Hensley                               .1731%
           Cecil L. Dorten                                  .1731%
           Earl W. Johann                                   .1731%
           Jonnie L. Davis                                  .11535%

     6.04 Form of Allocation. As promptly as practicable after a determination is made pursuant to Section 6.02 or 6.03 that a Plan Share Award is to be made, the Committee shall notify the Recipient in writing of the grant of the Award, the number of Plan Shares covered by the Award, and the terms upon which the Plan Shares subject to the Award may be earned. The stock certificates for Plan Share Awards shall be registered in the name of the Recipient until forfeited or transferred by the Recipient after such Award has been earned. The Committee shall maintain records as to all grants of Plan Share Awards under the Plan.

     6.05 Allocations Not Required. Notwithstanding anything to the contrary in Sections 6.01 and 6.02, no Employee or Subsidiary Director shall have any right or entitlement to receive a Plan Share Award hereunder, such Awards being at the total discretion of the Committee, nor shall the Employees or Subsidiary Directors as a group have such a right. No Outside Director shall have any right or entitlement to reserve a Plan Share Award hereunder, except as provided for in Section 6.03 hereof. The Committee may, with the approval of the Board (or, if so directed by the Board, shall) return all Common Stock in the Plan Share Reserve not yet allocated to the Holding Company at any time, and cease issuing Plan Share Awards.

     6.06. Distribution Election Before Plan Shares Are Earned. Notwithstanding anything contained in the Plan to the contrary, an Employee or a Director who has received an allocation of Plan Shares in accordance with Article VI may request in writing that the Committee authorize the distribution to him or her of all or a portion of the Plan Shares awarded before the date on which the Plan Shares become earned in accordance with Article VII. The decision as to whether to distribute to any Employee or Director who requests distribution shall be made by the Committee, in its sole discretion. In addition, the distribution shall be subject to the following parameters:

                  (a) The Committee shall be required to make a separate determination for each request received by an Employee or Director for distribution.

                  (b) Any Plan Shares awarded shall be required to have a legend on the Plan Shares confirming that the Plan Shares are subject to restriction and transfer in accordance with the terms set forth in the Plan. This legend may not be removed until the date that the Plan Shares become earned in accordance with Article VII.

                  (c) The Plan Shares distributed shall be voted by the Trustee in accordance with Section 7.04 until the date that the Plan Shares are earned.

                  (d) Any cash dividends or other cash distributions paid with respect to the Plan Shares before the date that the Plan Shares are earned shall be paid to the Trustee to be held for the Employee or Director, whichever is applicable, until the date that the Plan Shares are earned.

                  (e) At the  date on which  the Plan  Shares  are  earned,  the
         Trustee may withhold from any cash dividends or other cash distributions held on behalf of such Employee or Director the amount needed to cover any applicable withholding and employment taxes arising at the time that the Plan Shares are earned. If the amount of such cash dividends or distributions is insufficient, the Trustee may require the Employee or Director to pay to the Trustee the amount required to be withheld as a condition of removing the legend on the Plan Shares.


                                   ARTICLE VII
             EARNING AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

     7.01  Earning Plan Shares; Forfeitures.

     (a) General Rules. Plan Shares subject to an Award shall be earned by a Recipient at the rate of twenty percent (20%) of the aggregate number of Shares covered by the Award at the end of each full twelve months of consecutive service with the Holding Company or the Affiliate after the date of grant of the Award. If the term of service of a Recipient terminates as an Employee, as a Director, and as a Director Emeritus prior to the fifth anniversary (or such later date as the Committee shall determine) of the date of grant of an Award for any reason (except as specifically provided in Subsection (b) below or in Section
          4.01 hereof), the Recipient shall forfeit the right to earn any Shares subject to the Award which have not theretofore been earned. In determining the number of Plan Shares which are earned, fractional shares shall be rounded down to the nearest whole number, provided that such fractional shares shall be aggregated and earned, on the fifth anniversary of the date of grant.

     (b) Exception for Terminations due to Death and Disability. Notwithstanding the general rule contained in Section 7.01(a) above, all Plan Shares subject to a Plan Share Award held by a Recipient whose term of service as an Employee and as a Director or Director Emeritus with the Holding Company and the Affiliates terminates due to death or Disability shall be deemed earned as of the Recipient's last day of service with the Holding Company and the Affiliates as a result of such death or Disability. If the recipient's service as an Employee and as a Director or Director Emeritus terminates due to Disability within one year of the effective date of the Conversion, the Shares earned by the Receipent may not be disposed of by the Recipient during the one-year period following the Conversion, and stock certificate legends to that effect may be placed on the stock certificates for any such shares.

     (c) Revocation for Misconduct. Notwithstanding anything hereinafter to the contrary, the Board may by resolution immediately revoke, rescind and terminate any Plan Share Award, or portion thereof, previously awarded under this Plan, to the extent Plan Shares have not been delivered thereunder to the Recipient, whether or not yet earned, in the case of an Employee who is discharged from the employ of the Holding Company or an Affiliate for cause (as hereinafter defined), or who is discovered after termination of employment to have engaged in conduct that would have justified termination for cause or, in the case of an Outside Director, Director Emeritus, or Subsidiary Director, who is removed from the Board of Directors of the Holding Company or an Affiliate for cause (as hereinafter defined), or who is discovered after termination of service as an Outside Director, Director Emeritus, or Subsidiary Director to have engaged in conduct which would have justified removal for cause. "Cause" is defined as personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule, regulation (other than traffic violations or similar offenses) or order which results in a loss to the Holding Company or any Affiliate or in a final cease and desist order.

     7.02 Accrual of Dividends. Whenever Plan Shares are paid to a Recipient or Beneficiary under Section 7.03, such Recipient or Beneficiary shall also be entitled to receive, with respect to each Plan Share paid, an amount equal to any cash dividends or cash distributions and a number of shares of Common Stock equal to any stock dividends, and any other asset distributions declared and paid with respect to a share of Common Stock between the date the Plan Shares are being distributed and the date the Plan Shares were granted. There shall also be distributed an appropriate amount of net earnings, if any, of the Trust with respect to any cash dividends or cash distributions so paid out. Until the Plan Shares are vested and distributed to any such Recipient or Beneficiary, such dividends, distributions and net earnings thereon, if any, shall be retained by the Trust.

     7.03  Distribution of Plan Shares.

     (a)  Timing  of   Distributions:   General  Rule.  Except  as  provided  in
          Subsection (b) below, Plan Shares shall be distributed to the Recipient or his Beneficiary, as the case may be, as soon as practicable after they have been earned.

     (b) Timing: Exception for 10% Stockholders. Notwithstanding Subsection (a) above, no Plan Shares may be distributed prior to the date which is five (5) years from the effective date of the Conversion to the extent the Recipient or Beneficiary, as the case may be, would after receipt of such shares own in excess of ten (10) percent of the issued and outstanding shares of Common Stock. Any Plan Shares remaining unpaid solely by reason of the operation of this Subsection (b) shall be paid to the Recipient or his Beneficiary on the date which is five (5) years from the effective date of the Conversion.

     (c) Form of Distribution. All Plan Shares, together with any shares representing stock dividends, shall be distributed in the form of Common Stock. One share of Common Stock shall be given for each Plan Share earned and payable. Payments representing accumulated cash dividends and cash or other distributions (and earnings thereon) shall be made in cash or in the form of such non-cash distributions.

     (d) Withholding. The Trustee may withhold from any payment or distribution made under this Plan sufficient amounts of cash or shares of Common Stock to cover any applicable withholding and employment taxes, and if the amount of such payment is insufficient, the Trustee may require the Recipient or Beneficiary to pay to the Trustee the amount required to be withheld as a condition of delivering the Plan Shares. Alternatively, a Recipient may pay to the Trustee that amount of cash necessary to be withheld in taxes in lieu of any withholding of payments or distribution under the Plan. The Trustee shall pay over to the Holding Company, or the Affiliate which employs or employed such Recipient any such amount withheld from or paid by the Recipient or Beneficiary.

     (e) Cessation of Payment. The Trustee shall cease payment of benefits to Recipients or, if applicable, their Beneficiaries in the event of the Bank's or Thrift's insolvency. The Bank or Thrift shall be considered insolvent for purposes of this RRP if the Bank or Thrift is unable to pay its debts as they become due or if a receiver is appointed for the Bank or Thrift under applicable law. If payments cease by reason of this subsection, payments will be resumed, with appropriate make-up payments, once the Bank or Thrift ceases to be insolvent but only to the extent the payments were not made directly by the Bank, the Thrift or their Affiliates.

     7.04 Voting of Plan Shares. All shares of Common Stock held by the Trust shall be voted by the Trustee, taking into account the best interests of the Plan Share Award recipients.

                                  ARTICLE VIII
                                      TRUST

     8.01 Trust. The Trustee shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of the Plan and Trust and the applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to the Plan.

     8.02 Management of Trust. It is the intent of this Plan and Trust that, subject to the provisions of this Plan, the Trustee shall have complete authority and discretion with respect to the management, control and investment of the Trust, and that the Trustee shall invest all assets of the Trust, except those attributable to cash dividends paid with respect to Plan Shares, in Common Stock to the fullest extent practicable, and except to the extent that the Trustee determines that the holding of monies in cash or cash equivalents is necessary to meet the obligation of the Trust. Neither the Holding Company nor any Affiliate shall exercise any direct or indirect control or influence over the time when, or the prices at which, the Trustee may purchase such shares, the number of shares to be purchased, the manner in which the shares are to be purchased, or the broker (if any) through whom the purchases may be executed. In performing its duties, the Trustee shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

         (a) To invest up to one hundred percent (100%) of all Trust assets in Common Stock without regard to any law now or hereafter in force limiting investments for Trustees or other fiduciaries. The investment authorized herein and in paragraph (b) constitutes the only investment of the Trust, and in making such investment, the Trustee is authorized to purchase Common Stock from the Holding Company or an Affiliate or from any other source, and such Common Stock so purchased may be outstanding, newly issued, or treasury shares.

         (b) To invest any Trust assets not otherwise invested in accordance with (a) above in such deposit accounts, and certificates of deposit (including those issued by an Affiliate), securities of any open-end or closed-end management investment company or investment trust registered under the Investment Company Act of 1940, whether or not the Trustee or any affiliate of the Trustee is being compensated for providing services to the investment company or trust as investment advisor or otherwise, obligations of the United States government or its agencies or such other investments as shall be considered the equivalent of cash.

         (c) To sell, exchange or otherwise dispose of any property at any time held or acquired by the Trust.

         (d) To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

         (e) To hold cash without interest in such amounts as may be in the opinion of the Trustee reasonable for the proper operation of the Plan and Trust and to hold cash pending investment.

         (f)      To  employ  brokers,  agents,   custodians,   consultants  and
                  accountants.

         (g)      To hire counsel to render advice with respect to their rights,
                  duties  and  obligations  hereunder,   and  such  other  legal
                  services or representation as they may deem desirable.

         (h) To hold funds and securities representing the amounts to be distributed to a Recipient or his or her Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets of the Trust.

     Notwithstanding anything herein contained to the contrary, the Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of court for the exercise of any power herein contained, or give bond.

     8.03 Records and Accounts. The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Committee.

     8.04 Earnings. All earnings, gains and losses with respect to Trust assets shall be allocated, in accordance with a reasonable procedure adopted by the Committee, to bookkeeping accounts for Recipients or to the general account of the Trust, depending on the nature and allocation of the assets generating such earnings, gains and losses. In particular, any earnings on cash dividends or distributions received with respect to shares of Common Stock shall be allocated to accounts for Recipients, if such shares are the subject of outstanding Plan Share Awards, or otherwise to the Plan Share Reserve. Recipients (or their
Beneficiaries) shall not be entitled to any such allocations until the Plan Share Awards to which they relate are vested and distributed to those Recipients (or their Beneficiaries).

     8.05 Expenses. All costs and expenses incurred in the operation and administration of this Plan, including those incurred by the Trustee, shall be borne by the Affiliates or the Holding Company.

     8.06 Indemnification. The Holding Company shall indemnify, defend and hold the Trustee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustee's powers and the discharge of its duties hereunder, unless the same shall be due to its negligence or willful misconduct.

                                   ARTICLE IX
                                  MISCELLANEOUS

     9.01 Adjustments for Capital Changes. The aggregate number of Plan Shares available for issuance pursuant to the Plan Share Awards (which, as of the effective date of this Plan, shall not exceed, 4% of the shares of the Holding Company's Common Stock issued in the Conversion), and the number of shares to which any Plan Share Award relates shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of the Plan resulting from any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar capital adjustment, or other increase or decrease in such shares effected without receipt or payment of consideration, by the Committee.

     9.02 Amendment and Termination of Plan. The Board may, by resolution, at any time amend or terminate the Plan. The power to amend or terminate shall include the power to direct the Trustee to return to the Holding Company all or any part of the assets of the Trust, including shares of Common Stock held in the Plan Share Reserve, as well as shares of Common Stock and other assets subject to Plan Share Awards but not yet earned by the Employees or Outside Directors or Subsidiary Directors to whom they are allocated. However, the termination of the Trust shall not affect a Recipient's right to the distribution of Common Stock relating to Plan Share Awards already earned, including earnings thereon, in accordance with the terms of this Plan and the grant by the Committee.

     9.03 Nontransferable. Plan Share Awards and rights to Plan Shares shall not be transferable by a Recipient other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and during the lifetime of the Recipient, Plan Shares may only be earned by and paid to the Recipient who was notified in writing of the Award by the Committee pursuant to Section
6.04. The assets of the RRP, prior to the distribution of Plan Shares to a Recipient or his or her Beneficiary, shall be subject to the claims of creditors of the Bank and/or the Thrift. Unless Plan Shares are distributed in accordance with Section 6.06 or 7.03 to a Recipient or his or her Beneficiary, such Recipient or, if applicable, Beneficiary shall not have any right in or claim to any specific assets of the RRP or Trust and shall only be an unsecured creditor of the Bank and/or the Thrift, nor shall any Affiliate be subject to any claim for benefits hereunder.

     9.04 Employment Rights. Neither the Plan nor any grant of a Plan Share Award or Plan Shares hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right on the part of any Employee to continue in the employ of, or of any Director to continue in the service of, the Holding Company or any Affiliate thereof.

     9.05 Voting and Dividend Rights. No Recipient shall have any voting or dividend rights or other rights of a stockholder in respect of any Plan Shares covered by a Plan Share Award, except as expressly provided in Sections 7.02 and
7.04 above, prior to the time said Plan Shares are actually distributed to him.

     9.06 Governing Laws. The Plan and Trust shall be governed by the laws of the State of Indiana, except to the extent governed by federal law, including regulations of the Office of Thrift Supervision. In particular, grants of Plan Share Awards under the Plan shall comply with the requirements of 12 C.F.R. ss.563b.3(g)(4)(vi) as long as those requirements are in effect. That regulation currently requires that no individual shall receive more than 25% of the Plan Share Awards available for grant under the Plan and Outside Directors shall not receive Plan Share Awards for more than 5% individually, or 30% in the aggregate, of the Plan Share Awards available for grant under the Plan.

     9.07 Effective Date. This Plan shall be effective as of the date of its approval by the shareholders of the Holding Company.

     9.08 Term of Plan.  This Plan shall  remain in effect  until the earlier of
(1) 21 years from its effective date, (2) termination by the Board, or (3) the distribution of all assets of the Trust. Termination of the Plan shall not affect any Plan Share Awards previously granted, and such Awards shall remain valid and in effect until they have been earned and paid, or by their terms expire or are forfeited.

     9.09 Tax Status of Trust. It is intended that the trust established hereby be treated as a grantor trust of the Holding Company and the Affiliates under the provisions of Section 671, et seq., of the Internal Revenue Code of 1986, as amended.

     9.10. Compensation. The Trustee shall be entitled to receive fair and reasonable compensation for its services hereunder, as agreed to by the Trustee and the Holding Company, and shall also be entitled to be reimbursed for all reasonable out-of-pocket expenses, including, but not by way of limitation, legal, actuarial and accounting expenses and all costs and expenses incurred in prosecuting or defending any action concerning the Plan or the Trust or the rights or responsibilities of any person hereunder, brought by or against the Trustee. Such reasonable compensation and expenses shall be paid by the Holding Company or the Affiliates.

     9.11. Resignation of Trustee. The Trustee may resign at any time by giving sixty (60) calendar days' prior written notice to the Holding Company, and the Trustee may be removed, with or without cause, by the Holding Company on sixty
(60) calendar days' prior written notice to the Trustee. Such prior written notice may be waived by the party entitled to receive it. Upon any such resignation or removal becoming effective, the Trustee shall render to the Holding Company a written account of its administration of the Plan and the Trust for the period since the last written accounting and shall do all necessary acts to transfer the assets of the Trust to the successor Trustee or Trustees.

REVOCABLE PROXY               RIVER VALLEY BANCORP
                         Annual Meeting of Shareholders
                                  June 23, 1997

   The undersigned hereby appoints Lonnie D. Collins and Traci A. Bridgford, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of River Valley Bancorp which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at 303 Clifty Drive, Madison, Indiana, on Monday, June 23, 1997, at 3:00 p.m., and at any and all adjournments thereof, as follows:

1. The election as directors of all nominees listed below,
   except as marked to the contrary               |_|  FOR    |_|  VOTE WITHHELD

INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name on the list below:

Cecil L. Dorten                 Jonnie L. Davis                   Earl W. Johann
                           (each for a one year term)

             Michael J. Hensley                        Fred W. Koehler
                           (each for a two year term)

              Robert W. Anger                           James E. Fritz
                          (each for a three year term)

2. Approval and Ratification of the River Valley Bancorp Stock Option Plan
                                            |_| FOR   |_| AGAINST   |_|  ABSTAIN

3. Approval and Ratification of the River Valley Bancorp Recognition and
   Retention Plan and Trust.                |_| FOR   |_| AGAINST   |_|  ABSTAIN

In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment thereof.

                  The Board of Directors recommends a vote "FOR" each of the listed propositions.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

This Proxy may be revoked at any time prior to the voting thereof.

The undersigned acknowledges receipt from River Valley Bancorp, prior to the execution of this Proxy, of a Notice of the Meeting, a Proxy Statement and an Annual Report to Shareholders.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

                                                 ______________________,199_____





                      -------------------------        -------------------------
                      Print Name of Shareholder        Print Name of Shareholder


                      -------------------------        -------------------------
                      Signature of Shareholder          Signature of Shareholder

                      Please sign as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.